UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2006
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California (Address of principal executive offices)	92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     HESCO Acquisition Agreements.
     On September 20, 2006, Commerce Energy, Inc. (“Commerce”), a California corporation and a wholly-owned subsidiary of Commerce Energy Group, Inc. (the “Registrant”), a Delaware corporation, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Houston Energy Services Company, L.L.C. (“HESCO”), a Texas limited liability company, pursuant to which Commerce acquired certain assets of HESCO (the “Assets”), consisting of contracts with end-users for the sale of natural gas in California, Florida, Nevada, Kentucky and Texas (the “Business Region”) and related assets and liabilities (the “Acquisition”).
     Pursuant to the Asset Purchase Agreement, Commerce has acquired the Assets for approximately $4,075,000 in cash, subject to post-closing adjustments based upon the net effect of the proration of certain prepayments made by HESCO with respect to the Assets and the proration of certain liabilities payable by Commerce arising from the pre-closing operation of the Assets. The Asset Purchase Agreement contains customary representations and warranties and customary post-closing covenants, including indemnification obligations.
     In connection with the Acquisition, on September 20, 2006, Commerce and HESCO entered into a Transition Services Agreement (the “Transition Services Agreement”), through which HESCO will provide certain services to Commerce for a period ranging from 90 to 120 days after the closing of the Acquisition (the “Transition Period”) in order to facilitate Commerce’s integration of the Assets into its operations. Commerce will not be required to pay HESCO any fees under the Transition Services Agreement, other than $20,000 in the event the Transition Period is extended for an additional 30 days beyond the 90-day period after closing.
     The transition services to be provided by HESCO will include, among other things, (i) leaving HESCO’s counterparty credit in place with local distribution companies (“LDCs”), pipelines and suppliers during the Transition Period and (ii) to the extent that Commerce has not fully established customer pools in the distribution territory of any LDC operating within the Business Region, continuing to operate, at Commerce’s direction, HESCO’s customer pools relating to the Assets for the sole benefit of Commerce. Commerce will be required to indemnify HESCO, its affiliates, and their respective owners, directors, employees, agents and representatives from any losses incurred by any of them in connection with the provision of such services under the Transition Services Agreement. In order to secure these indemnification obligations, the Transition Services Agreement required (i) Commerce to cause Wachovia Bank, N.A. to deliver to HESCO a letter of credit in favor of HESCO in the amount of $1.5 million and (ii) the Registrant to guaranty certain of Commerce’s obligations under the Transition Services Agreement.
     Also in connection with the Acquisition, on September 20, 2006, Commerce and Thomas L. Goudie, James Bujnoch, Jr., Gary Hollowell, Dustin Roach, Steve Loy and Arnold Perez, all of the members of HESCO (the “Guarantors”), entered into a Guaranty Agreement (the “Guaranty Agreement”) pursuant to which the Guarantors jointly, severally and unconditionally agreed to guarantee to Commerce the prompt and full discharge of all indemnity obligations of HESCO under the Asset Purchase Agreement, when and as the same shall become due and payable or performable, in accordance with the respective terms and provisions thereof, subject to certain limitations.
     There is no material relationship, other than in respect of the Acquisition, between HESCO and Commerce or any of its affiliates, or any director or officer of Commerce, or any associate of any such director or officer.
     The foregoing summary of the Asset Purchase Agreement, the Transition Services Agreement and the Guaranty Agreement is not complete and is qualified in its entirety by reference to the actual Asset Purchase Agreement, the Transition Services Agreement and the Guaranty Agreement, which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and incorporated herein by reference.

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     First Amendment to Loan and Security Agreement
     In order to consummate the Acquisition in accordance with Commerce’s Loan and Security Agreement (the “Loan Agreement”) dated June 8, 2006 with Wachovia Capital Finance Corporation (Western), as agent (the “Agent”) for the lenders from time to time party thereto, Commerce, Agent and The CIT Group/Business Credit, Inc., as co-Lender (“CIT”), entered into a First Amendment to Loan and Security Agreement and Waiver (the “Amendment”) on September 20, 2006 through which Agent and CIT agreed to waive compliance by Commerce with certain covenants contained in the Loan Agreement, including the requirement that all of Commerce’s assets (which would otherwise have included the Assets) be pledged under the Loan Agreement, the prohibition against the Registrant agreeing to guarantee any other party’s obligations, the need for Commerce to maintain certain levels of Excess Availability and Eligible Cash Collateral (each as defined in the Loan Agreement) as of the date of the Acquisition and the requirement that Commerce provide at least 30 days prior written notice of the Acquisition. Through the Amendment, Agent and CIT have also waived prior or existing instances of non-compliance by Commerce with covenants contained in the Loan Agreement relating to maintenance of cash collateral, capital expenditures and the notification to the Agent of the grant of certain liens to a natural gas supplier.
     The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the actual Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     See the disclosure under Item 1.01 of this Current Report, which is incorporated by reference into this Item 2.01 in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated September 20, 2006, between Houston Energy Services Company, L.L.C. and Commerce Energy, Inc.

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Exhibit No.	Description

2.2*	Transition Services Agreement, dated September 20, 2006, among Commerce Energy, Inc. and Houston Energy Services Company, L.L.C.

2.3	Guaranty Agreement, dated September 20, 2006, among Commerce Energy, Inc., Thomas L. Goudie, James Bujnoch, Jr., Gary Hollowell, Dustin Roach, Steve Loy and Arnold Perez.

99.1*	First Amendment to Loan and Security Agreement and Waiver, dated September 20, 2006, among Commerce Energy, Inc., Wachovia Capital Finance Corporation (Western) and The CIT Group/Business Credit, Inc.

*	Schedules and exhibits to the Asset Purchase Agreement, Transition Services Agreement and First Amendment to Loan and Security Agreement and Waiver have not been filed because Commerce Energy Group, Inc. does not believe that they contain information material to an investment decision which is not otherwise disclosed in the agreements. A list is attached to each of the Asset Purchase Agreement, Transition Services Agreement and First Amendment to Loan and Security Agreement and Waiver (as incorporated herein by reference) briefly identifying the contents of the omitted schedules and exhibits. Commerce Energy Group, Inc. hereby agrees to furnish supplementally a copy of omitted schedules or exhibits to the Securities and Exchange Commission upon its request.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: September 26, 2006	By:	/S/ STEVEN S. BOSS
Steven S. Boss
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated September 20, 2006, between Houston Energy Services Company, L.L.C. and Commerce Energy, Inc.

2.2*	Transition Services Agreement, dated September 20, 2006, among Commerce Energy, Inc. and Houston Energy Services Company, L.L.C.

2.3	Guaranty Agreement, dated September 20, 2006, among Commerce Energy, Inc., Thomas L. Goudie, James Bujnoch, Jr., Gary Hollowell, Dustin Roach, Steve Loy and Arnold Perez.

99.1*	First Amendment to Loan and Security Agreement and Waiver, dated September 20, 2006, among Commerce Energy, Inc., Wachovia Capital Finance Corporation (Western) and The CIT Group/Business Credit, Inc.

*	Schedules and exhibits to the Asset Purchase Agreement, Transition Services Agreement and First Amendment to Loan and Security Agreement and Waiver have not been filed because Commerce Energy Group, Inc. does not believe that they contain information material to an investment decision which is not otherwise disclosed in the agreements. A list is attached to each of the Asset Purchase Agreement, Transition Services Agreement and First Amendment to Loan and Security Agreement and Waiver (as incorporated herein by reference) briefly identifying the contents of the omitted schedules and exhibits. Commerce Energy Group, Inc. hereby agrees to furnish supplementally a copy of omitted schedules or exhibits to the Securities and Exchange Commission upon its request.